SUMMARY PROSPECTUS

January 1, 2025

Return Stacked® Balanced Allocation & Systematic Macro Fund

(formerly, Rational/ReSolve Adaptive Asset Allocation Fund)

Class A Shares: RDMAX	Class C Shares: RDMCX	Institutional Shares: RDMIX

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://rationalmf.com/literature-forms/. You can also get this information at no cost by calling 800-253-0412, emailing info@rationalmf.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated January 1, 2025, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

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FUND SUMMARY – Return Stacked® Balanced Allocation & Systematic Macro Fund

Investment Objective: The Fund’s investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the sections of the Fund’s Prospectus entitled How to Buy Shares on page 48 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information (“SAI”) entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 67.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or the net asset value of shares at the time of redemption)	None	None(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	1.75%	1.75%	1.75%
Distribution (12b-1) Fees	0.00%	0.25%	1.00%
Other Expenses (including shareholder services fee of up to 0.25%) Interest/Dividend Expense Remaining Other Expenses	0.40% 0.02% 0.38%	0.40% 0.02% 0.38%	0.30% 0.02% 0.28%
Acquired Fund Fees and Expenses(3)	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	2.18%	2.43%	3.08%
Fee Waivers and/or Expense Reimbursements(4)	(0.16)%	(0.16)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(4)	2.02%	2.27%	3.02%

(1)	In the case of investments of $1 million or more (where you do not pay an initial sales charge and the selling broker receives a commission), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.
(2)	Maximum Deferred Sales Charge on Class C shares applies to shares sold within 12 months of purchase.
(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
(4)	The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (excluding (i) acquired fund fees and expenses; (ii) brokerage commissions and trading costs; (iii) interest (including borrowing costs and overdraft charges), (iv) taxes, (v) short sale dividends and interest expenses, and (vi) non-routine or extraordinary expenses, such as regulatory inquiry and litigation expenses) to not more than 1.97%, 2.22%, 2.97%, of the average daily net assets of the Fund’s Institutional, Class A, and Class C shares, respectively, through April 30, 2026. This arrangement may only be terminated prior to this date with the agreement of the
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Fund’s Board of Trustees. Under certain conditions, the Advisor may recoup management fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold, as applicable) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, operating expenses remain the same, and the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year	5 Year	10 Year
Institutional Shares	$205	$667	$1,155	$2,501
Class A Shares	$792	$1,275	$1,782	$3,171
Class C Shares – no redemption	$305	$945	$1,610	$3,388
Class C Shares – with redemption	$405	$945	$1,610	$3,388

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively-managed mutual fund that seeks to achieve its investment objective by investing in two complementary strategies: a Balanced Allocation Strategy and a Systematic Macro Strategy. The Fund uses derivative contracts to "stack" the total return of holdings in the Fund’s Balanced Allocation Strategy together with the potential returns of the Fund’s Systematic Macro Strategy. Essentially, one dollar invested in the Fund provides approximately one dollar of exposure to the Fund’s Balanced Allocation Strategy and approximately one dollar of exposure to its Systematic Macro Strategy. Therefore, the returns of the Systematic Macro Strategy are effectively stacked on top of the returns of the Balanced Allocation Strategy.

Under normal circumstances, the Fund will target a 100% exposure to the Balanced Allocation Strategy and 100% exposure to the Systematic Macro Strategy. Each Strategy is described below. Notional value is the total underlying amount of a derivatives trade. Leverage allows an investor (like the Fund) to use a small amount of money to gain exposure to a larger (and potentially, a much larger) amount. So, notional value reflects the total value of a trade, not the cost (or market value) of taking the trade. Through the Fund’s use of futures in both its Balanced Allocation and Systematic Macro strategies (described below), the Fund provides leveraged exposure to a combination of assets held in the Balanced Allocation Strategy (U.S. equity and U.S. fixed income) and the Systematic Macro Strategy (equities, fixed income, currencies, and commodities).Further, the Fund (and the Subsidiary) will hold U.S. Treasury bills and cash equivalents as collateral for the futures contracts as well as to generate income.

Balanced Allocation Strategy:

The Fund’s Balanced Allocation Strategy aims to provide exposure to a target a mix of approximately 50% U.S. equities and 50% U.S. bonds (100% total) with the objective of long-term capital appreciation. To achieve this, the Fund will invest in a combination of U.S. common stock, U.S. treasury securities,

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exchange-traded funds (“ETFs”), and futures contracts. Newfound Research LLC serves as the investment sub-adviser to the Balanced Allocation Strategy.

U.S Equity Strategy:

The U.S. Equity Strategy seeks to capture the total return of large capitalization U.S. equity markets with the objective of long-term capital appreciation. The Fund will gain exposure to large capitalization U.S. equity markets through investment in broad-based U.S. large capitalization ETFs and/or U.S. equity index futures contracts. The Fund may also implement the U.S. Equity Strategy by investing directly in the common stock of U.S. large capitalization companies. The Fund defines large capitalization companies as those companies with market capitalizations of $8 billion or greater.

U.S. Bond Strategy:

The U.S. Bond Strategy seeks to capture the total return of the broad, investment grade, U.S. fixed income market with the objective of long-term capital appreciation. To do so, the Fund will invest in ETFs that provide broad exposure to investment grade U.S. corporate and government bonds, and/or U.S. Treasury futures contracts and will invest in such ETFs without any constraints as to maturity. The Fund will also invest in futures contracts on U.S. Treasuries with maturities ranging from two to 30 years, with a target duration of two to eight years.

The Fund may also implement the U.S. Bond Strategy by investing directly in U.S. Treasury bills, notes, and bonds across the yield curve. The U.S. Treasury securities held by the Fund will have a target duration of two to eight years.

Systematic Macro Strategy:

The Fund provides exposure to major global asset classes including equities, bonds, currencies, and commodities. To gain access to these asset classes, the Fund will invest in futures (including commodity futures, index futures, equity futures, bond futures and interest rate futures), currency forwards, options and swaps (including commodity swaps, swaps on commodity futures, equity swaps, swaps on index futures, total return swaps and interest rate swaps), either by investing directly in the instruments or, indirectly, through its Subsidiary (as described below). Investments by the Fund may be made in domestic and foreign markets, including emerging markets.

The Fund’s futures trading advisor, ReSolve Asset Management SEZC (Cayman) (the “Futures Trading Advisor” or “ReSolve Global”), uses a proprietary methodology to create a portfolio of securities with exposures to a number of characteristics such as, but not limited to: total-return momentum, trends, seasonal patterns, carry measures, mean reversion and others, while simultaneously maximizing diversification based on changing estimates of volatility and correlations across global asset classes.

•	Momentum: Momentum strategies seek to capitalize on the tendency of assets that have performed well recently to continue outperforming in the near term. By identifying investments with strong relative performance over a defined period, typically one year or less, these strategies aim to ride the wave of positive momentum.

•	Trend: Trend strategies aim to benefit from sustained price movements by identifying and following established upward or downward trends in the market. Using a systematic, data-driven
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approach, the Adviser seeks to capture opportunities across various asset classes, including equities, bonds, currencies, and commodities.

•	Seasonal: Seasonal strategies seek to capitalize on patterns of performance that tend to recur at specific times of the year. These strategies are based on the observation that certain asset classes, sectors, or markets exhibit predictable trends tied to calendar events, such as quarter-end rebalancing, holiday-driven consumer demand, or tax considerations. The Futures Trading Advisor employs a systematic approach to identify and exploit these recurring patterns, taking long positions in assets expected to benefit from seasonal trends while shorting (i.e., entering into a derivatives contract that profits from a decline in the price of the underlying asset) those likely to experience seasonal underperformance.

•	Carry: Carry refers to the return an asset is expected to generate if its price and market conditions remain unchanged, typically driven by factors like interest rates or dividends. Carry strategies focus on capturing these returns by favoring assets with higher carry over those with lower carry. The strategy involves taking long positions in assets that offer higher carry, such as bonds or currencies with attractive interest rate differentials, while shorting assets with lower carry.

•	Mean Reversion: Mean reversion strategies rely on the tendency of asset prices to revert to their historical averages or long-term trend levels after periods of extreme performance. These strategies assume that assets experiencing large deviations from their historical norms will eventually correct, presenting opportunities to profit from the reversal. The Fund will seek to buy assets that have recently underperformed relative to their historical averages, with the expectation that they will rebound, and sell those that have outperformed and are likely to regress.

The Fund will take long or short positions in asset classes such as equity index and fixed income asset classes, commodities, currencies and volatility indexes. Fund holdings and weights are regularly adjusted in response to material changes in world markets.

The Futures Trading Advisor will utilize its proprietary investment models to determine asset allocations based on multi-factor quantitative market information and attempt to reduce portfolio volatility through diversification. The investment models analyze these factors over a broad time spectrum which may range from several days to multiple years. The Futures Trading Advisor analyzes a number of additional factors in determining how the asset classes are allocated in the portfolio including, but not limited to: intermediate term (1-18 months) profitability of an asset class or market, liquidity of a particular market, desired diversification among markets and asset classes, transaction costs, exchange regulations and depth of market. The allocations are reviewed daily, although changes may occur less frequently.

Under normal circumstances, the Fund’s aggregate notional exposure to the Systematic Macro strategy will be approximately 100% of the Fund’s net assets, creating overlay exposure through leverage to a globally diversified portfolio of futures contracts. For example, if the Fund has $100 in assets, the Fund expects to achieve $100 of exposure to the Balanced Allocation strategy and $100 of exposure to the Systematic Macro strategy from the leverage created by the futures contracts. This is akin to investing $100 in a combination of U.S. Equity and/or U.S. Fixed Income securities or ETFs, borrowing $100, and putting the borrowed $100 in a systematic macro fund. The Fund’s use of leverage, represented by the borrowed $100 in the

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example, could amplify the effects of market volatility on Fund performance when compared to investing directly in the same portfolio.

The Fund expects to invest up to approximately 50% of its net assets in U.S. Treasury bills, money market funds, cash, and cash equivalents (e.g., high quality commercial paper and similar instruments that are rated investment grade or, if unrated, of comparable quality, as the Adviser or Futures Trading Adviser determines), that provide liquidity, serve as margin or collateralize the Fund’s investments in derivative contracts.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Investments in Subsidiary – The Fund executes a portion of its strategy by investing up to 25% of its total assets in a wholly owned and controlled subsidiary (the “Subsidiary”). The Subsidiary invests the majority of its assets in commodities and other derivative contracts. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The Subsidiary is RDMF Fund Limited, a Cayman Islands company. The Subsidiary is advised by the Fund’s Advisor, Futures Trading Advisor and ReSolve Asset Management Inc., the Fund’s trading sub-advisor. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance corporation or any other government agency.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Cash or Cash Equivalents Risk. At times, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Changing Fixed Income Market Conditions Risk. Interest rate fluctuations could cause the value of any fund that invests in fixed income securities to conversely fluctuate to the extent that it invests in fixed income securities. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain investments of the Fund and/or the underlying ETFs the Fund invests in (each, an “Underlying Fund”), which could cause the value of the Fund and/or Underlying Fund’s investments and share price to decline.

Commodity Risk. Investing in the commodities markets (directly or indirectly) may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

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Commodity Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. The Fund intends to invest in commodity-linked notes indirectly through the Subsidiary. Should the Internal Revenue Service issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.

Counterparty Risk. The value of the Fund’s investments may be adversely affected if an issuer’s securities experience a credit downgrade; an issuer or guarantor of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund and therefore delays or impairs the Fund’s ability to recover its deposits with such counterparty.

Currency Risk. Currency trading risks, including through futures contracts, include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying reference asset. Derivatives can also create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the risk of the underlying asset being hedged. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivatives strategies may not always be successful, and their successful use will depend on the portfolio managers’ ability to accurately forecast movements in the market relating to the underlying asset.

Forwards Risk. Foreign currency forward contracts are a type of derivative contract whereby a Fund may agree to buy or sell a country's or region's currency at a specific price

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on a specific date, usually 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Forward foreign currency contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty risk. The Fund's investment or hedging strategies may not achieve their objective.

Futures Risk. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. In addition, futures contracts may become mispriced or improperly valued relative to the Trading Advisor’s expectations and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying reference asset because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends.

Leverage and Volatility Risk. Derivative contracts ordinarily have leverage inherent in their terms, meaning that the Fund can obtain significant investment exposure in return for meeting a relatively small margin or other investment requirement. The low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund, potentially in excess of the amounts invested or borrowed. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify a Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk. It is possible that particular derivative investments might be difficult to purchase or sell, possibly preventing a Fund from executing positions at an advantageous time or price, or possibly requiring it to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for a Fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Options Risk. There are risks associated with the sale and purchase of call and put options. Generally, options may not be an effective hedge because they may have imperfect correlation to the value of a Fund's portfolio securities. Additionally, the underlying reference instrument on which the option is based may have imperfect correlation to the value of a Fund's portfolio securities. As the buyer of a call option, a Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, a Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Additionally, purchased options may decline in value due to changes in price of the underlying reference instrument, passage of time and changes in volatility. As

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a seller (writer) of a put option, a Fund will lose money if the value of the underlying reference instrument falls below the strike price. As a seller (writer) of a call option, a Fund will lose money if the value of the underlying reference instrument rises above the strike price. A Fund's losses are potentially large in a written put transaction and potentially unlimited in a written call transaction. Option premiums received from the written put and call options may offset losses due to the aforementioned adverse changes in value of the underlying reference instrument, but the Fund will continue to bear the risk that it will lose money if the value of the underlying reference instrument adversely increases above or decreases below the Fund’s strike price, as applicable. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Because option premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Swaps Risk. A Fund may use swaps to enhance returns and manage risk. A Fund's use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and exposes the Fund to the risks associated with derivative instruments described above. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps are also subject to non-correlation risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Total Return Swap Risk. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total returns swaps are credit risk (if the counterparty fails to meet its obligations) and liquidity risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result,

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information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Emerging markets usually are subject to greater market volatility, political, social, and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid and the prices of such securities tend to be more volatile than the securities of issuers located in developed markets. Investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Fixed Income Risk. The value of the Fund’s investments in fixed income securities, whether held directly or through futures contracts, will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Exchanges Risk. A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, including economic sanctions, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. Investing in foreign securities includes trading related risks (e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S., and foreign securities may be subject to foreign governmental restrictions such as exchange controls). All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

Index Risk. If the derivative, such as a futures contract, in which the Fund invests is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

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Large Capitalization Stock Risk. Investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower markets for their common stock. During different market cycles, the 5 performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. Derivatives, such as a futures contract, and other transactions that give rise to leverage, meaning that the Fund can obtain significant investment exposure in return for meeting a relatively small margin or other investment requirement, may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Relatively small market movements may result in large changes in the value of a leveraged derivatives position. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations. Leveraging may expose the Fund to losses in excess of the amounts invested or borrowed.

Management Risk. The investment strategies and models employed by the Trading Advisor in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. In addition, the Trading Advisor’s judgment about the attractiveness, value and potential appreciation of particular investments may prove to be incorrect and there is no guarantee that the Trading Advisor’s determinations will produce the desired result.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. Overall market risks may also affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels and political events affect the securities markets.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Sub-Advisor and the Futures Trading Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models is usually based on data supplied by third parties, the success of the Sub-Advisor’s or the Futures Trading Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Regulatory Risk. Changes in the laws or regulations of the United States, Cayman Islands, or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Advisor is a “commodity pool operator” registered with and regulated by the CFTC. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations will apply

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with respect to the Fund. Compliance with these regulatory requirements could increase the Fund’s expenses.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio, whether held directly or through futures contracts.

Short Position Risk. The Fund will incur a loss as a result of a short position, in securities or futures, if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Losses due to short sales are potentially unlimited. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Futures Trading Advisor’s ability to accurately anticipate the future value of a security or instrument.

Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Underlying Fund Risk. Other investment companies including mutual funds, ETFs and closed-end funds (“Underlying Funds”) in which a Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. In addition, when a Fund invests in Underlying Funds, there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund. Each of the Underlying Funds is subject to its own specific risks. Additional risks of investing in the Underlying Funds are described below:

ETF Risk. Like a mutual fund, the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop or be maintained; and (iii) market trading in the ETF may be halted under certain circumstances.

ETF Tracking Risk. Index-based or “passive” ETFs, which seek to track the performance of an underlying index, will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, passive ETFs will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

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Wholly Owned Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. There can be no assurance that the Subsidiary’s investments will contribute to the Fund’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Fund, such as by reducing the Fund’s investment returns.

For more information, please see the section of the Fund’s Prospectus entitled “Additional Information Regarding the Fund’s Principal Investment Strategies and Related Risks.”

Performance: The Fund acquired all of the assets and liabilities of Chesapeake Fund, LLC (the “Predecessor Fund”) in a tax-free reorganization on September 30, 2016 (the “Reorganization”). In connection with the Reorganization, shares of the Predecessor Fund were exchanged for Institutional shares of the Fund. At the time of the reorganization, the Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Predecessor Fund was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions, limitations and diversification requirements that are imposed by the 1940 Act or Subchapter M of the Internal Revenue Code of 1986, as amended, which, if they had been applicable, might have adversely affected the Predecessor Fund’s performance. Effective February 27, 2018, the Fund’s investment strategy changed and ReSolve Asset Management Inc., the Fund’s current sub-advisor, replaced the prior sub-advisor. Consequently, prior performance does not reflect the Fund’s current operations. The Fund’s prior sub-advisor was the investment advisor to the Predecessor Fund since the Predecessor Fund’s inception.

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows the performance of the Predecessor Fund and the Fund’s Institutional shares for the last 10 calendar years. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based market index and an index reflecting the performance of commodity trading advisors.

The Fund’s performance provided below for the Fund’s Institutional shares prior to September 30, 2016 (for periods prior to the commencement of the Fund’s operations) is that of the Predecessor Fund, which includes all of the Predecessor Fund’s actual fees and expenses over various periods. The performance of the Predecessor Fund has not been restated to reflect the fees, expenses and fee waivers and/or expense limitations applicable to Institutional shares of the Fund. If the performance of the Predecessor Fund had been restated to reflect the applicable fees and expenses of the Fund, the performance of the Fund’s Institutional shares may have been lower.

You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

The Predecessor Fund was organized as a limited partnership, did not qualify as a regulated investment company for federal income tax purposes, and did not pay dividends and distributions. As a result of its different tax treatment, the Fund is unable to show after-tax returns for periods that commenced prior to September 30, 2016.

The Fund changed investment strategy and a new sub-adviser was retained to implement the Balanced Allocation Strategy of the Fund’s portfolio effective January 1, 2025. Performance information for periods

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prior to January 1, 2025 does not reflect the Fund’s current investment strategy and the Fund was not managed by either of the Fund’s current Sub-Advisors prior to February 27, 2018.

Updated performance information is available at no cost by calling 1-800-253-0412.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 10.37% (quarter ended September 30, 2023), and the lowest return for a quarter was (9.44)% (quarter ended December 31, 2018).

Average Annual Total Returns

(For periods ended December 31, 2024)

	1 Year	5 Years[1]	10 Years[1]
Institutional Shares
Return Before Taxes	9.93%	3.51%	2.95%
Return After Taxes on Distributions[2]	7.07%	0.88%	1.15%
Return After Taxes on Distributions and Sale of Fund Shares[2]	5.88%	1.57%	1.56%
	1 Year	5 Years	Since Inception of Class A and Class C (9/30/2016)
Class A Shares
Return Before Taxes	3.35%	2.03%	2.34%
Class C Shares
Return Before Taxes	8.82%	2.48%	2.34%
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)(3)	18.01%	10.58%	9.79% (10 Year) 11.30% (Since 9/30/2016)
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Barclay CTA Index (reflects no deduction for fees, expenses or taxes)	3.31%	4.07%	1.99% (10 Year) 2.61% (Since 9/30/2016)
60% MSCI ACWI Index/40% Bloomberg Global Aggregate Index (reflects no deduction for fees, expenses or taxes)	9.79%	5.62%	6.04% (10 Year) 6.61% (Since 9/30/2016)
S&P 500 Total Return Index® (reflects no deduction for fees, expenses or taxes)(3)	25.02%	14.53%	13.10% (10 Year) 14.84% (Since 9/30/2016)

1 Includes the effect of performance fees paid by the investors of the Predecessor Fund.

2 After Tax Returns, if any, are shown for periods beginning after September 30, 2016. As a result of the different tax treatment of the Predecessor Fund, we are unable to show the after-tax returns for periods that commenced prior to September 30, 2016. The Predecessor Fund did not have a distribution policy.

3 Effective August 30, 2024, the Fund changed its primary benchmark from the S&P 500 Total Return Index® to the MSCI ACWI Index because the MSCI ACWI Index is a more appropriate broad-based market index to compare the Fund’s performance.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-advantaged accounts or to shares held by non-taxable entities. After-tax returns are only shown for Institutional shares. After-tax returns for other share classes will vary.

Advisor: Rational Advisors, Inc. (the “Advisor”) is the Fund’s investment advisor.

Sub-Advisor: Newfound Research LLC (“Newfound”) is the investment sub-advisor of the Balanced Allocation Strategy component of the Fund’s portfolio.

Sub-Advisor: ReSolve Asset Management Inc. (“ReSolve Canada”) is the Fund’s sub-advisor of the Systematic Macro Strategy component of the Fund’s portfolio.

Futures Trading Advisor: ReSolve Asset Management SEZC (Cayman) is the Fund’s futures trading advisor of the Systematic Macro Strategy component of the Fund’s portfolio.

Portfolio Managers: Corey Hoffstein, Chief Investment Officer of Newfound, and Steven Braun, Senior Quantitative Analyst and Chief Derivatives Risk Officer of Newfound, are jointly and primarily responsible for the day-to day management of the Balanced Allocation Strategy component of the Fund’s portfolio. Michael Philbrick, CIM®, AIFP®, Co-Founder, CEO and Portfolio Manager of ReSolve Global, Rodrigo Gordillo, President and Portfolio Manager of ReSolve Global, Adam Butler, Chief Investment Officer and Portfolio Manager of ReSolve Global, and Andrew Butler, Chief Investment Officer of ReSolve Canada, are jointly and primarily responsible for the day-to-day management of the Systematic Macro Strategy component of the Fund’s portfolio. Mr. Philbrick has served the Fund as a Portfolio Manager since April 2021 and previously served as a portfolio manager of the Fund from February 2018 to April 2020. Mr. Adam Butler and Mr. Gordillo have served the Fund as Portfolio Managers since 2018. Andrew Butler has served the Fund in the capacity of portfolio manager since April 2021. Mr. Hoffstein and Mr. Braun have served the Fund as Portfolio Managers since January 1, 2025.

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Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional shares is $1,000. For Class A and Class C shares, the minimum subsequent investment is $50; for Institutional shares, the minimum subsequent investment is $500. For Class A, Class C, and Institutional shares, the minimum initial and subsequent investment through the Automatic Investment Plan (“AIP”) is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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